FORM 8-K

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 16, 1998


                                  HOME BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Indiana                          0-22376             35-1906765
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)

    132 East Berry Street, P.O. Box 989
    Fort Wayne, Indiana                                         46801-0989
 ---------------------------------------                        ----------
 (Address of principal executive offices)                       (Zip Code)


                                 (219) 422-3502
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   Other Events.

          Attached Press Release Relative to Home Bancorp Reporting Increasing Quarterly Dividend 60% to $0.08 a Share.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           HOME BANCORP
                                                        ------------------
                                                           (Registrant)


                                                        /s/W. Paul Wolf
Date:   June 16, 1998                                   ---------------
                                                        W. Paul Wolf
                                                        Chairman, President, CEO

                                  NEWS RELEASE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Home Bancorp                                               Date    June 16, 1998
                                                           ---------------------
132 EAST BERRY STREETo   P.O. BOX 989                      Contact  W. Paul Wolf
                                                           ---------------------
FORT WAYNE, INDIANA 46801-0989
PHONE:  (219) 422-3502
FAX:  (219) 426-7027



                                  HOME BANCORP
                Increases Quarterly Dividend 60% to $0.08 a Share


FORT WAYNE, Indiana, -- June 16, 1998 -- The Board of Directors of Home Bancorp,
Nasdaq: HBFW, today declared a quarterly dividend of $0.08 per common share, a 60 percent increase from the $0.05 paid in May, announced by W. Paul Wolf, Chairman and Chief Executive Officer. The dividend will be paid July 9, 1998 to shareholders of record on June 25, 1998. This is the tenth consecutive quarterly dividend declared by HBFW, representing the first dividend increase since the initial $0.05 paid in June 1996.

Home Bancorp stock closed on June 16, 1998 at $29.125 per share, a twelve-month increase of $8.25, or 39.5%, compared to the June 16, 1997 price of $20.875 per share.

Home Bancorp currently has 2,350,821 shares of common stock outstanding. Headquartered in Fort Wayne, Indiana, Home Bancorp, as of March 31, 1998, had $353 million assets, $304 million of deposits and $306 million in loans.

Home Bancorp is a unitary holding company with its sole subsidiary Home Loan Bank, founded 1893. Home Loan Bank operates nine full-service offices located in Fort Wayne, New Haven and Decatur, Indiana.

/contact:  W.  Paul  Wolf,  President  of  Home  Bancorp,  219-422-3502,   (Fax:
219-426-7027)/



                       Holding Company for Home Loan Bank